Exhibit 99.1 Daré Bioscience Enters into Agreement to Acquire Microchips Biotech Including Its First-in-Class Wireless, User-Controlled Drug Delivery Platform Contraceptive Program Supported by up to $20.5 Million in Grant Funding from the Bill & Melinda Gates Foundation SAN DIEGO, Nov. 11, 2019 (GLOBE NEWSWIRE) -- Daré Bioscience, Inc. (NASDAQ:DARÉ), a leader in women’s health innovation, today announced it entered into an agreement to acquire privately-held Microchips Biotech, Inc. Daré entered into the agreement to secure Microchips’ innovative, drug delivery technology. The technology, which has been validated in a first-in-human clinical study in osteoporosis patients, is designed to store and precisely deliver hundreds of therapeutic doses over months or years in a single implant. The implant is intended to be operated by the patient to deliver medication on demand or on a pre-determined schedule that can be activated or deactivated wirelessly, as required. The microchip-based implant, originally developed at the Massachusetts Institute of Technology by renowned researchers Robert Langer, Ph.D. and Michael J. Cima, Ph.D., is protected by 98 patents granted and 19 patent applications pending. Microchips, with the support of the Gates Foundation in the form of approximately $17.9 million in grant funding to date, has been developing an implantable long-acting, reversible contraceptive application of the technology, which, if successful, will provide women with unparalleled control over the management of their fertility, which can be individually timed to meet her family planning goals and objectives. The device is intended to deliver all the benefits of a traditional long-acting, reversible contraceptive product, utilizing the active pharmaceutical ingredient levonorgestrel, to provide precise dosing and extended implant duration with the added flexibility of wirelessly controlling the duration of ovulatory suppression based on individual user needs. “Integrating the two companies creates a unique opportunity to continue the product and clinical development of this important new drug delivery technology platform with the support of the Bill & Melinda Gates Foundation,” said Sabrina Martucci Johnson, President and CEO of Daré Bioscience. “The addition of this user-controlled, long-acting reversible contraceptive opportunity to Daré’s pipeline, which already includes the novel monthly, hormone-free contraceptive Ovaprene, will uniquely position Daré with two of the potentially most disruptive innovations in the contraceptive category. We look forward to announcing topline data from our Ovaprene postcoital test clinical trial, a pre- pivotal study to support product registration.” Microchips’ cash balance at closing is anticipated to be approximately $6.9 million, and approximately $5.7 million after payment of one-time transaction related expenses. Microchips is eligible to receive up to $2.5 million in additional funding from the Gates Foundation in 2020 to cover the costs of ongoing development activities of its contraceptive program. In the aggregate, at the closing, Daré will issue three million shares of its common stock in consideration of the cash and cash equivalents of Microchips, less liabilities, at the time of closing to the Microchips stockholders, which include Polaris Venture Partners, MS Pace, Intersouth Partners, and Teva Pharmaceuticals. Daré may pay up to $46.5 million in contingent consideration for product development, regulatory and funding milestones and up to $55.0 million in contingent consideration for commercial development milestone payments, the amount of which will depend on the extent to which various milestones are achieved, as well as tiered royalty payments. Daré expects that less than $1.3 million of the contingent consideration may become payable through 2021. “We are tremendously excited to bring this new, potentially game-changing platform to Daré’s compelling pipeline of women’s health innovations,” said Cheryl R. Blanchard, Ph.D, President and CEO of Microchips Biotech. Dr. Blanchard will be joining Daré’s board of directors post-closing. “I am excited to contribute to Daré’s mission to advance innovative products for women’s health,” continued Dr. Blanchard. “New and innovative contraceptive options that better meet the needs of women around the world are crucial. The Microchips technology holds immense promise to provide women with a sophisticated and flexible contraceptive product that adapts to their individual family planning needs. It also has the potential to provide critical drug delivery solutions that address significant unmet needs in treating a number of chronic diseases.” The closing of the merger with Microchips is subject to a number of conditions, including approval of the merger by Microchips’ stockholders. Additional information regarding the terms of the transaction will be provided in Daré’s Current Report on Form 8-K expected to be filed with the Securities and Exchange Commission on November 12, 2019. About Microchips Biotech Microchips Biotech, Inc. is dedicated to improving the lives of patients by revolutionizing drug delivery. The company’s microchip-based implant has the potential to address significant unmet needs by simplifying dosing regimens and enhancing compliance for patients who need frequent dosing or require regular injections. Microchips is focused on developing implantable drug delivery products for applications in women’s health and chronic disease management. For more information, visit www.microchipsbiotech.com About Daré Bioscience Daré Bioscience is a clinical-stage biopharmaceutical company committed to the advancement of innovative products for women’s health. The company’s mission is to identify, develop and bring to market a diverse portfolio of differentiated therapies that expand treatment options, improve outcomes and facilitate convenience for women, primarily in the areas of contraception, vaginal health, sexual health, and fertility. Daré’s product portfolio includes potential first-in-category candidates in clinical development: Ovaprene®, a hormone-free, monthly vaginal contraceptive; Sildenafil Cream, 3.6%, a novel cream formulation of sildenafil to treat female sexual arousal disorder utilizing the active ingredient in Viagra®; DARE-BV1, a unique hydrogel formulation of clindamycin phosphate 2% to treat bacterial vaginosis via a single application; and DARE-HRT1, a combination bioidentical estradiol and progesterone intravaginal ring for hormone replacement therapy following menopause. To learn more about Daré’s full portfolio of women’s health product candidates, and mission to deliver differentiated therapies for women, please visit www.darebioscience.com. Daré may announce material information about its finances, product candidates, clinical trials and other matters using its investor relations website (http://ir.darebioscience.com), SEC filings, press releases, public conference calls and webcasts. Daré will use these channels to distribute material information about the company, and may also use social media to communicate important information about the company, its finances, product candidates, clinical trials and other matters. The information Daré posts on its investor relations website or through social media channels may be deemed to be material information. Daré encourages investors, the media, and others interested in the company to review the information Daré posts on its investor relations website (https://darebioscience.gcs-web.com/) and to follow these Twitter accounts: @SabrinaDareCEO and @DareBioscience. Any updates to the list of social media channels the company may use to communicate information will be posted on the investor relations page of Daré’s website mentioned above. Forward-Looking Statements Daré cautions you that all statements, other than statements of historical facts, contained in this press release, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” project,” “target,” “tend to,” or the negative version of these words and similar expressions. Such statements include, but are not limited to, statements relating to consummation of the merger transaction with Microchips, the anticipated amount of Microchips’ cash balance upon closing of the transaction, Daré’s expectations as to when and how much contingent consideration may become payable, Dr. Blanchard’s appointment to and service on Daré’s board of directors, the potential for up to $2.5 million of additional funding from the Gates Foundation in 2020, the ability of the Microchips drug delivery system to operate as designed in human clinical trials, the potential application of the Microchips drug delivery system in multiple therapeutic indications, including contraception, and Daré’s potential unique position in the contraceptive market if the transaction closes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this press release, including, without limitation, risk and uncertainties related to: Daré’s ability to close the merger transaction with Microchips; receipt of additional grant funding from the Gates Foundation; Daré’s ability to raise additional capital when and as needed to advance its product candidates; Daré’s ability to develop, obtain regulatory approval for, and commercialize its product candidates; the failure or delay in starting, conducting and completing clinical trials or obtaining FDA or foreign regulatory approval for Daré’s product candidates in a timely manner; Daré’s ability to conduct and design successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; the risk that promising results in pre-clinical studies may not be replicated when a product candidate is tested in human subjects; Daré’s ability to retain its licensed rights to develop and commercialize a product candidate; Daré’s ability to satisfy the monetary obligations and other requirements in connection with its exclusive, in-license agreements covering the critical patents and related intellectual property related to its product candidates; developments by Daré’s competitors that make its product candidates less competitive or obsolete; Daré’s dependence on third parties to conduct clinical trials and manufacture clinical trial material; Daré’s ability to adequately protect or enforce its, or its licensor’s, intellectual property rights; the lack of patent protection for the active ingredients in certain of Daré’s product candidates which could expose its products to competition from other formulations using the same active ingredients; the risk of failure associated with product candidates in preclinical stages of development that may lead investors to assign them little to no value and make these assets difficult to fund; and disputes or other developments concerning Daré’s intellectual property rights. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Contacts: Investors on behalf of Daré Bioscience, Inc.: Lee Roth Burns McClellan lroth@burnsmc.com 212.213.0006 OR Media on behalf of Daré Bioscience, Inc.: Jake Robison Canale Communications jake@canalecomm.com 619.849.5383 Source: Daré Bioscience